UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018 (November 19, 2018)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 19, 2018, Fuse Medical, Inc., a Delaware corporation (the “Company”), the Company’s wholly-owned subsidiary, CPM Medical Consultants, LLC (together with the Company, the “Borrowers”), and Zions Bancorporation, N.A. dba Amegy Bank (the “Lender”) executed that certain Limited Waiver and Second Amendment (the “Second Amendment”), to the Amended and Restated Business Loan Agreement among the Borrowers and the Lender on December 31, 2017 (as amended from time to time, the “Loan Agreement”), in the form attached hereto as Exhibit 10.1, as reported in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2018.

The Second Amendment was preceded by the Limited Waiver and First Amendment to the Loan Agreement among the Borrowers and the Lender, dated September 21, 2018 (the “First Amendment”), in which the Lender waived certain events of Borrower that qualified as events of default under the Loan Agreement (the “Events of Default”).

Pursuant to the Second Amendment, the Lender waived certain Events of Default of the Borrowers under the Loan Agreement and amended certain material terms of the Loan Agreement by:

(i)	adding the concept of a dilution reserve in an amount of not less than $600,000, relating to all receivables in the definition of Borrowing Base (as defined in the Loan Agreement);

(ii)	reducing the aggregate limit of the loans offered pursuant to the Loan Agreement (the “Loans”) to $4,000,000.00;

(iii)	extending the Termination Date (as defined in the Loan Agreement) from November 2, 2018, to November 4, 2019;

(iv)	increasing the rate at which the Loans bear interest to the LIBOR Index Rate plus four percent (4.00%) per annum;

(v)

amending the financial covenants of Borrowers to state that Borrowers will not permit: (a) the Fixed Charge Coverage Ratio (as defined in the Loan Agreement) of any calendar quarter end from and after the quarter ending June 30, 2019 to be less than 1.25 to 1.00; and (b) EBITDA to be less than $700,000 for the fiscal quarter ending December 31, 2018, and $100,000 for the fiscal quarter ending March 31, 2019; and

(vi)	modifying the Event of Default related to consecutive quarterly losses to be applicable from and after the quarter ending June 30, 2019.

The foregoing descriptions of the First Amendment and Second Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and Second Amendment, which are filed herewith as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 20, 2018, the Company issued a press release, attached hereto as Exhibit 99.1, announcing that Deloitte LLP named the Company to the 2018 Technology Fast 500TM Ranking, which recognizes the fastest growing technology companies in North America.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Business Loan Agreement, dated December 31, 2017, by and between ZB, N.A. (d/b/a Amegy Bank) as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018.

10.2	Limited Waiver and First Amendment to Amended and Restated Business Loan Agreement, dated September 21, 2018, by and between ZB, N.A. (d/b/a Amegy Bank) as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”.

10.3	Limited Waiver and Second Amendment to Amended and Restated Business Loan Agreement, dated November 19, 2018, by and between Zions Bancorporation, N.A. dba Amegy Bank, as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”.

99.1	Press Release dated November 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Senior Vice President Chief Financial Officer and Director (Principal Financial Officer)

Date: November 21, 2018